UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2010

Vail Resorts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09614	51-0291762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(303) 404-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 3, 2010, Vail Resorts, Inc. (the “Company”) held its Annual Meeting of Shareholders, at which its stockholders voted on the matters set forth below.

1.  The following persons were elected to serve as Directors of the Company until the next annual meeting of the stockholders and the voting results for each Director were as follows:

Director		For	Withheld
Roland A. Hernandez		29,965,633	2,889,127
Thomas D. Hyde		32,823,914	30,846
Jeffrey W. Jones		31,795,928	1,058,832
Robert A. Katz		32,439,917	414,843
Richard D. Kincaid		32,822,381	32,379
John T. Redmond		32,824,375	30,385
Hilary A. Schneider		32,824,352	30,408
John F. Sorte		32,675,896	178,864

Broker Non-Votes	1,170,493

2.  Appointment of PricewaterhouseCoopers, LLP as the Company’s Independent Registered Public Accounting Firm for fiscal 2011 was ratified as follows:

For	Against	Abstain
33,826,995	188,722	9,536

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.
Date: December 8, 2010	By:	/S/ JEFFREY W. JONES
Jeffrey W. Jones
Senior Executive Vice President and Chief Financial Officer